UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2010

UNION NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

570 Lausch Lane, Suite 300, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 653-1441
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 7, 2010, Union National Financial Corporation (“UNNF”) issued a press release announcing that ISS/RiskMetrics Group, a leading independent proxy advisory firm, has issued a report recommending that UNNF’s shareholders vote “FOR” the proposed merger of UNNF and Donegal Financial Services Corporation, an affiliate of Donegal Group Inc., and “FOR” the proposal to adjourn the UNNF Special Meeting of Stockholders on September 16, 2010, if necessary, to solicit additional proxies.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated September 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION

Date: September 7, 2010	By:	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President and Chief Executive Officer